UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 15, 2018

ASHLAND GLOBAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-211719	81-2587835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard

Covington, Kentucky 41011

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company   [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 8.01.  Other Events

On November 15, 2018, Ashland Global Holdings Inc. (“Ashland”) announced that it has signed a definitive agreement to sell its Composites business and the butanediol (BDO) manufacturing facility in Marl, Germany, to INEOS Enterprises in a transaction valued at approximately $1.1 billion.  The transaction is expected to close prior to the end of the June 2019 quarter, contingent on certain customary regulatory approvals, standard closing conditions and completion of required employee information and consultation processes.

The transaction is discussed in more detail in the news release attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, as well as the economy and other future events or circumstances. These statements include, but may not be limited to, its expectations regarding its ability to complete the divestiture of its Composites business and Marl BDO facility during the anticipated timeframe or at all.

Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the program to eliminate certain existing corporate and Specialty Ingredients expenses (including the possibility that such cost eliminations may not occur or may take longer to implement than anticipated), the expected divestiture of its Composites segment and the Marl BDO facility, and related merchant I&S products (including, in each case, the possibility that a transaction may not occur or that, if a transaction does occur, Ashland may not realize the anticipated benefits from such transaction), the impact of acquisitions and/or divestitures Ashland has made or may make, including the acquisition of Pharmachem (including the possibility that Ashland may not realize the anticipated benefits from such transactions); Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); Ashland’s ability to generate sufficient cash to finance its stock repurchase plans; severe weather, natural disasters, cyber events and legal proceedings and claims (including product recalls, environmental and asbestos matters); and without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this report whether as a result of new information, future events or otherwise.

Important Information

In connection with the forthcoming solicitation of proxies from stockholders in respect of Ashland’s 2019 Annual Meeting of Stockholders, Ashland will file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A (the “proxy statement”), containing a form of white proxy card.  BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING ASHLAND’S PROXY STATEMENT AND ANY AMENDMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, FILED WITH OR FURNISHED TO THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT ASHLAND.

Certain Information Regarding Participants

Ashland, its directors and certain of its officers, including William A. Wulfsohn, Brendan Cummins, William G. Dempsey, Jay V. Ihlenfeld, Susan L. Main, Jerome A. Peribere, Barry W. Perry, Mark C. Rohr, Janice J. Teal, Michael J. Ward, Kathleen Wilson-Thompson, J. Kevin Willis, Peter J. Ganz and Seth A. Mrozek, will be participants in the solicitation of proxies from stockholders in respect of the 2019 Annual Meeting of Stockholders. Information regarding the ownership of the Company’s directors and executive officers in the company by security holdings or otherwise is included in Ashland’s Annual Report on Form 10-K for the year ended September 30, 2017, which was filed with the SEC on November 20, 2017, and its proxy statement for the 2018 Annual Meeting of Stockholders, which was filed with the SEC on December 6, 2017. To the extent holdings of Ashland securities have changed since the amounts printed in the proxy statement for the 2018 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of Ashland’s Board of Directors for election at the 2019 Annual Meeting will be included in the proxy statement when it is filed by Ashland with the SEC. Stockholders may obtain free copies of the proxy statement and other relevant documents that Ashland files with the SEC on Ashland’s website at http://investor.ashland.com or from the SEC’s website at www.sec.gov.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	News Release dated November 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 15, 2018ASHLAND GLOBAL HOLDINGS INC.

        (Registrant)

/s/ J. Kevin Willis___________

J. Kevin Willis

Senior Vice President and

Chief Financial Officer